Exhibit 99.2

First Quarter Fiscal 2010
Supplemental Operating and Financial Data
for the Quarter Ended July 31, 2009

CONTACT: Michelle Saari VP - Investors Relations Direct Dial: 701-837-4738 E-Mail: msaari@iret.com	3015 16th Street SW, Suite 100 Minot, ND 58701 Tel: 701.837.4738 Fax: 701.838.7785 www.iret.com

Supplemental Financial and Operating Data

July 31, 2009

Page

Company Background and Highlights	2

Investment Cost by Segment	5

Key Financial Data
Condensed Consolidated Balance Sheets	6
Condensed Consolidated Statements of Operations	7
Funds From Operations	8
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	9

Capital Analysis
Long-Term Mortgage Debt Analysis	10
Long-Term Mortgage Debt Detail	11-12
Capital Analysis	13

Portfolio Analysis
Stabilized Properties Net Operating Income Summary	14
Net Operating Income Detail	15-16
Stabilized Properties and Overall Economic Occupancy Levels by Segment	17

Tenant Analysis
Commercial Leasing Summary	18-19
Multi-Family Residential Summary	20
10 Largest Commercial Tenants - Based on Annualized Base Rent	21
Lease Expirations as of July 31, 2009	22

Growth and Strategy
Fiscal 2010 Acquisition Summary	23

Definitions	24

Company Background and Highlights
First Quarter Fiscal 2010

Investors Real Estate Trust is a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  IRET’s portfolio is diversified among multi-family residential, commercial office, medical (including senior housing), industrial and retail segments.

During the three months ended July 31, 2009, IRET had no acquisitions or dispositions. The Company completed the construction of IRET Corporate Plaza, its mixed-use project located in Minot, North Dakota, which consists of 71 apartment units, of which 70 were leased as of July 31, 2009, and approximately 50,360 square feet of office and retail space.  The Company occupies approximately 22,000 square feet of the office and retail space, having moved its headquarters to this location during the fourth quarter of fiscal year 2009.  The expected total cost of the project is approximately $23.0 million, including out-lot infrastructure but not including tenant improvements.

IRET’s first quarter fiscal year 2010 results reflect the continuing challenges the real estate industry faced during the three months ended July 31, 2009.  During this quarter, factors adversely affecting demand for IRET’s commercial and multi-family properties continued to be pervasive across the United States and in IRET’s markets, with commercial tenants continuing to focus on reducing costs through space reductions and lower rents.  Additionally, continued job losses pressured occupancy and revenue in the Company’s multi-family residential segment.  The Company expects current credit market conditions and the continued high level of unemployment to maintain or increase credit stresses on Company tenants, and continues to expect this tenant stress to lead to increases in past due accounts and vacancies.

During the first quarter of fiscal year 2010, the credit markets continued to be considerably less favorable than in the recent past.  Uncertainty about the pricing of commercial real estate, and the curtailment of available financing for commercial real estate, continued to significantly reduce IRET’s ability to rely on cash-out refinancings and on proceeds from the sale of real estate to provide funds for investment opportunities and other business purposes. The continued ability to place debt on multi-family assets on favorable terms with Fannie Mae and Freddie Mac partly offsets the Company’s current inability to leverage its commercial assets at optimal levels, but does not offset it entirely, as the Company does not want to over-leverage its multi-family segment.

On April 7, 2009, IRET and IRET Properties entered into a continuous equity offering program sales agreement with Robert W. Baird & Co. Incorporated (Baird).  Pursuant to the Sales Agreement, IRET may offer and sell its common shares of beneficial interest, no par value, having an aggregate gross sales price of up to $50 million, from time to time through Baird as IRET’s sales agent.  Sales of common shares, if any, under the program will depend upon market conditions and other factors to be determined by IRET and may be made in negotiated transactions or transactions that are deemed to be “at the market offerings”, including sales made directly on the NASDAQ Global Select Market or sales made to or through a market maker other than on an exchange.  IRET has no obligation to sell any common shares in the program, and may at any time suspend solicitation and offers under the program or terminate the program.  Baird is not required to sell any specific number or dollar amount of common shares but has agreed to use its commercially reasonable efforts to sell the common shares, as instructed by IRET.  The common shares sold under the Sales Agreement will be issued pursuant to IRET’s registration statement on Form S-3, and IRET has filed a prospectus supplement with the Securities and Exchange Commission in connection with the offer and sale of the common shares under this continuous equity offering program. During the first quarter of fiscal year 2010, IRET sold 116,869 common shares under this program, for total proceeds (before offering expenses but after underwriting discounts and commissions) of $1.1 million.

During the first quarter of fiscal year 2010, IRET completed a public offering of 3,000,000 common shares of beneficial interest at $8.70 per share (before underwriting discounts and commissions).  Proceeds to the Company were $24,795,000 after deducting underwriting discounts and commissions but before deducting offering expenses.  The shares were sold pursuant to an Underwriting Agreement with Robert W. Baird & Co., Incorporated, D.A. Davidson & Co. and J.J.B. Hilliard, W.L. Lyons, Inc., and were issued pursuant to IRET’s registration statement on Form S-3 filed with and declared effective by the Securities and Exchange Commission.

In the first quarter of fiscal year 2010, IRET paid its 153rd consecutive quarterly distribution per common share/unit at equal or increasing rates.  The $0.1705 per share/unit distribution was paid July 1, 2009.

As of July 31, 2009, IRET owns a diversified portfolio of 244 properties consisting of 77 multi-family residential properties, 67 office properties, 49 medical properties (including senior housing), 18 industrial properties and 33 retail properties.  IRET’s distributions have increased every year for 39 consecutive years.  IRET’s shares are publicly traded on the NASDAQ Global Select Market (NASDAQ:  IRET).

Company Snapshot
(as of July 31, 2009)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multi-Family Residential; Commercial Office, Medical, Industrial, Retail
Total Properties	244
Total Square Feet
(commercial properties)	11.7 million
Total Units
(multi-family residential properties)	9,645
Common Shares Outstanding (thousands)	63,788
Limited Partnership Units Outstanding (thousands)	20,837
Common Share Distribution - Quarter/Annualized	$0.1705/$0.682
Dividend Yield	7.3%
Total Capitalization (see p. 13 for detail)	$1.9 billion

Investor Information
Board of Trustees

Jeffrey L. Miller	Trustee and Chairman
Stephen L. Stenehjem	Trustee and Vice Chairman, Chair of Compensation Committee
John D. Stewart	Trustee, Chair of Audit Committee
Patrick G. Jones	Trustee, Chair of Nominating Committee
C.W. “Chip” Morgan	Trustee
John T. Reed	Trustee
W. David Scott	Trustee
Thomas A. Wentz, Jr.	Trustee, Senior Vice President - Asset Management and Finance
Timothy P. Mihalick	Trustee, Senior Vice President and Chief Operating Officer

Management

Thomas A. Wentz, Sr.	President and Chief Executive Officer
Diane K. Bryantt	Senior Vice President and Chief Financial Officer
Timothy P. Mihalick	Senior Vice President and Chief Operating Officer; Trustee
Thomas A. Wentz, Jr	Senior Vice President, Asset Management and Finance; Trustee
Charles A. Greenberg	Senior Vice President, Commercial Asset Management
Michael A. Bosh	Senior Vice President, General Counsel and Secretary
Karin M. Wentz	Senior Vice President, Chief Compliance Officer, Associate General Counsel & Assistant Secretary

Corporate Headquarters:
3015 16th Street SW, Suite 100
Minot, North Dakota 58701

Trading Symbol:  IRET
Stock Exchange Listing:  NASDAQ

Investor Relations:
Michelle Saari
msaari@iret.com

Common Share Data (NASDAQ: IRET)

	1st Quarter Fiscal Year 2010	4th Quarter Fiscal Year 2009	3rd Quarter Fiscal Year 2009	2nd Quarter Fiscal Year 2009	1st Quarter Fiscal Year 2009
High Closing Price	$9.47	$10.43	$10.71	$11.19	$10.68
Low Closing Price	$8.30	$8.60	$7.43	$7.66	$9.54
Average Closing Price	$8.73	$9.58	$9.71	$10.01	$10.10
Closing Price at end of quarter	$9.31	$9.25	$9.95	$9.88	$10.50
Common Share Distributions—annualized	$0.682	$0.680	$0.678	$0.676	$0.674
Closing Dividend Yield - annualized	7.3%	7.4%	6.8%	6.8%	6.4%
Closing common shares outstanding (thousands)	63,788	60,304	59,127	58,713	58,202
Closing limited partnership units outstanding (thousands)	20,837	20,838	21,184	21,287	21,293
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$787,859	$750,564	$799,094	$790,400	$834,698

Certain statements in these supplemental disclosures are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results.  Such risks, uncertainties and other factors include, but are not limited to:  fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2009 Form 10-K.  We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

First Quarter Fiscal 2010 Development Project

IRET Corporate Plaza, Minot, ND

(inside apartment photos)

Investment Cost by Segment – First Quarter Fiscal 2010

With investments in the multi-family residential and commercial office, medical, industrial and retail segments, IRET’s diversified portfolio helps to provide stability during market fluctuations in returns from specific property types.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	07/31/2009	04/30/2009	01/31/2009	10/31/2008	07/31/2008
ASSETS
Real estate investments
Property owned	$1,737,466	$1,729,585	$1,719,690	$1,690,763	$1,655,778
Less accumulated depreciation	(274,497)	(262,871)	(251,493)	(240,452)	(229,691)
	1,462,969	1,466,714	1,468,197	1,450,311	1,426,087
Development in progress	0	0	0	17,603	35,231
Unimproved land	5,713	5,701	5,695	5,036	4,567
Mortgage loans receivable, net of allowance	160	160	161	528	534
Total real estate investments	1,468,842	1,472,575	1,474,053	1,473,478	1,466,419
Other assets
Cash and cash equivalents	43,935	33,244	31,022	40,855	42,351
Marketable securities – available-for-sale	420	420	420	420	420
Receivable arising from straight-lining of rents, net of allowance	16,201	16,012	15,558	14,962	14,383
Accounts receivable, net of allowance	4,148	2,738	3,678	3,676	4,395
Real estate deposits	460	88	242	86	1,048
Prepaid and other assets	2,900	1,051	1,514	1,813	2,324
Intangible assets, net of accumulated amortization	49,820	52,173	55,663	56,576	58,936
Tax, insurance, and other escrow	7,984	7,261	8,271	6,182	7,888
Property and equipment, net	1,293	1,015	1,436	1,432	1,450
Goodwill	1,392	1,392	1,392	1,392	1,392
Deferred charges and leasing costs, net	16,958	17,122	16,039	16,037	15,155
TOTAL ASSETS	$1,614,353	$1,605,091	$1,609,288	$1,616,909	$1,616,161

LIABILITIES AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$32,508	$32,773	$32,275	$26,645	$32,917
Revolving lines of credit	13,000	5,500	8,500	15,000	0
Mortgages payable	1,055,705	1,070,158	1,068,127	1,066,113	1,068,267
Other	1,455	1,516	1,636	703	830
TOTAL LIABILITIES	1,102,668	1,109,947	1,110,538	1,108,461	1,102,014

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	1,908	1,737	1,939	1,961	1,451
EQUITY
Investors Real Estate Trust shareholders’ equity
Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Common Shares of Beneficial Interest	490,441	461,648	451,296	447,711	443,559
Accumulated distributions in excess of net income	(165,349)	(155,956)	(147,573)	(138,392)	(130,474)
Total Investors Real Estate Trust shareholders’ equity	352,409	333,009	331,040	336,636	340,402
Noncontrolling interests – consolidated real estate entities	12,248	12,199	12,205	12,229	12,310
Noncontrolling interests – Operating Partnership	145,120	148,199	153,566	157,622	159,984
Total equity	509,777	493,407	496,811	506,487	512,696
TOTAL LIABILITIES AND EQUITY	$1,614,353	$1,605,091	$1,609,288	$1,616,909	$1,616,161

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

Three Months Ended
OPERATING RESULTS	07/31/2009	04/30/2009	01/31/2009	10/31/2008	07/31/2008
Real estate revenue	$60,821	$60,652	$60,934	$59,573	$58,846
Real estate expenses	24,416	24,495	25,899	23,953	23,804
Net operating income	36,405	36,157	35,035	35,620	35,042
Interest	(17,407)	(17,436)	(17,341)	(17,078)	(16,888)
Depreciation/amortization	(14,643)	(14,438)	(14,550)	(13,959)	(13,767)
Administrative expenses, advisory and trustee services	(1,487)	(976)	(1,336)	(1,239)	(1,331)
Other expenses	(434)	(283)	(313)	(482)	(362)
Impairment of real estate investment	0	(338)	0	0	0
Other income	129	234	152	288	248
Net income	$2,569	$2,920	$1,647	$3,150	$2,942

Gain on sale of other investments	0	0	0	54	0
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	(73)	(57)	15	19	63
Net income attributable to noncontrolling interest – Operating Partnership	(479)	(596)	(284)	(700)	(647)
Net income attributable to Investors Real Estate Trust	2,017	2,267	1,378	2,523	2,358
Dividends to preferred shareholders	(593)	(593)	(593)	(593)	(593)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,424	$1,674	$785	$1,930	$1,765

Per Share Data
Net income per common share – basic & diluted	$.02	$.03	$.02	$.03	$.03

Percentage of Revenues
Real estate expenses	40.1%	40.4%	42.5%	40.2%	40.5%
Interest	28.6%	28.7%	28.5%	28.7%	28.7%
Depreciation/amortization	24.1%	23.8%	23.9%	23.4%	23.4%
General and administrative	2.4%	1.6%	2.2%	2.1%	2.3%
Income from continuing operations	3.3%	3.7%	2.3%	4.2%	4.0%
Net income	3.3%	3.7%	2.3%	4.2%	4.0%

Ratios
EBITDA(1)/Interest expense	1.98	x	1.99	x	1.93	x	1.99	x	1.98	x
EBITDA/Interest expense plus preferred distributions	1.92	x	1.92	x	1.86	x	1.92	x	1.91	x

(1)	See Definitions on page 24. EBITDA is a non-GAAP measure; see page 9 for a reconciliation of EBITDA to net income.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FUNDS FROM OPERATIONS (unaudited)
(in thousands, except per share and unit data)

	Three Months Ended
	07/31/2009	04/30/2009	01/31/2009	10/31/2008	07/31/2008
Funds From Operations(1)
Net income attributable to Investors Real Estate Trust	$2,017	$2,267	$1,378	$2,523	$2,358
Less dividends to preferred shareholders	(593)	(593)	(593)	(593)	(593)
Net income available to common shareholders	1,424	1,674	785	1,930	1,765
Adjustments:
Noncontrolling interests – Operating Partnership	479	596	284	700	647
Depreciation and amortization	14,599	14,360	14,454	13,840	13,641
(Gains)/loss on depreciable property sales	0	0	0	(54)	0
Funds from operations applicable to common shares and Units	$16,502	$16,630	$15,523	$16,416	$16,053

FFO per share and unit - basic and diluted	$0.20	$0.21	$0.19	$0.21	$0.20
Weighted average shares and units	83,223	80,361	80,038	79,668	79,214

(1)	See Definitions on page 24.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) (unaudited)
(in thousands)

	Three Months Ended
	07/31/2009	04/30/2009	01/31/2009	10/31/2008	07/31/2008
EBITDA(1)
Net income attributable to Investors Real Estate Trust	$2,017	$2,267	$1,378	$2,523	$2,358
Adjustments:
Noncontrolling interests – Operating Partnership	437	596	284	700	647
Income before noncontrolling interests – Operating Partnership	2,454	2,863	1,662	3,223	3,005
Add:
Interest	17,401	17,436	17,341	17,078	16,888
Depreciation/amortization related to real estate investments	14,121	13,825	14,023	13,480	13,318
Amortization related to non-real estate investments	522	613	527	479	449
Amortization related to real estate revenues(2)	33	3	(27)	(52)	(57)
Less:
Interest income	(52)	(51)	(123)	(210)	(223)
Gain on sale of real estate, land and other investments	0	0	0	(54)	0
EBITDA	$34,479	$34,689	$33,403	$33,944	$33,380

(1)	See Definitions on page 24.
(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT ANALYSIS
(in thousands)

Debt Maturity Schedule
Annual Expirations

Total Mortgage Debt

            7.17%    7.65%    7.01%    5.76%    6.21%   5.60%   5.74%    6.21%   5.80%   6.36%   5.79%

	Future Maturities of Debt
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(1)	% of Total Debt
2010	$92,352	$6,751	$99,103	7.17%	9.4%
2011	83,042	0	83,042	7.65%	7.9%
2012	93,568	0	93,568	7.01%	8.9%
2013	25,646	0	25,646	5.76%	2.4%
2014	46,696	1,013	47,709	6.21%	4.5%
2015	70,551	0	70,551	5.60%	6.7%
2016	64,679	308	64,987	5.74%	6.2%
2017	160,949	0	160,949	6.21%	15.2%
2018	93,275	0	93,275	5.80%	8.8%
2019	117,599	686	118,285	6.36%	11.2%
Thereafter	198,173	417	198,590	5.79%	18.8%
Total maturities	$1,046,530	$9,175	$1,055,705	6.31%	100.0%
(1)	Weighted average interest rate of debt that matures in fiscal year.

	07/31/2009	04/30/2009	01/31/2009	10/31/2008	07/31/2008
Balances Outstanding
Mortgage
Fixed rate	$1,046,530	$1,060,581	$1,053,527	$1,054,938	$1,057,009
Variable rate	9,175	9,577	14,600	11,175	11,258
Mortgage total	1,055,705	1,070,158	1,068,127	1,066,113	1,068,267

Weighted Average Interest Rates
Secured	6.31%	6.30%	6.34%	6.36%	6.36%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT DETAIL AS OF JULY 31, 2009

Property	Maturity Date	Fiscal 2010	Fiscal 2011	Fiscal 2012	Fiscal 2013	Thereafter	Total(1)
Multi-Family Residential
Forest Park Estates - Grand Forks, ND	8/1/2009(3)	$6,127	$0	$0	$0	$0	$6,127
Rimrock Apartments - Billings, MT	8/1/2009(2)	2,156	0	0	0	0	2,156
Rocky Meadows Apartments - Billings, MT	8/1/2009(2)	3,064	0	0	0	0	3,064
Thomasbrook - Lincoln, NE	10/1/2009(5)	5,035	0	0	0	0	5,035
17 South Main Apartments - Minot, ND	11/4/2009	196	0	0	0	0	196
401 South Main - Minot, ND	11/4/2009	688	0	0	0	0	688
Minot 4th Street - Minot, ND	11/4/2009	98	0	0	0	0	98
Minot 11th Street - Minot, ND	11/4/2009	98	0	0	0	0	98
Minot Fairmont Apartments - Minot, ND	11/4/2009	393	0	0	0	0	393
Minot Westridge Apartments - Minot, ND	11/4/2009	1,966	0	0	0	0	1,966
Westwood Park - Bismarck, ND	12/1/2009(5)	999	0	0	0	0	999
Dakota Hill at Valley Ranch - Irving, TX	2/1/2010	22,621	0	0	0	0	22,621
Southbrook & Mariposa - Topeka, KS	2/1/2010	3,155	0	0	0	0	3,155
Kirkwood Apartments - Bismarck, ND	5/1/2010(5)	0	1,911	0	0	0	1,911
Country Meadows II - Billings, MT	7/31/2010(5)	0	1,919	0	0	0	1,919
Pebble Springs - Bismarck, ND	7/31/2010	0	336	0	0	0	336
The Meadows I - Jamestown, ND	8/1/2010	0	901	0	0	0	901
The Meadows II - Jamestown, ND	8/1/2010	0	901	0	0	0	901
Olympic Village - Billings, MT	11/1/2010	0	7,625	0	0	0	7,625
Southview Apartments - Minot, ND	11/1/2010	0	732	0	0	0	732
Valley Park Manor - Grand Forks, ND	11/1/2010	0	2,708	0	0	0	2,708
Valley Park Manor 2nd Mortgage - Grand Forks, ND	11/1/2010	0	823	0	0	0	823
Ridge Oaks Apartments - Sioux City, IA	2/1/2011	0	2,607	0	0	0	2,607
Sunset Trail I - Rochester, MN	3/1/2011	0	3,924	0	0	0	3,924
Sunset Trail II - Rochester, MN	3/1/2011	0	3,808	0	0	0	3,808
Oakwood Estates - Sioux Falls, SD	6/1/2011	0	0	3,463	0	0	3,463
Oxbow - Sioux Falls, SD	6/1/2011	0	0	3,774	0	0	3,774
Chateau Apartments - Minot, ND	7/1/2011	0	0	1,793	0	0	1,793
Oakmont Apartments - Sioux Falls, SD	9/1/2011	0	0	3,722	0	0	3,722
Canyon Lake Apartments - Rapid City, SD	10/1/2011	0	0	2,689	0	0	2,689
The Meadows III - Jamestown, ND	11/1/2011	0	0	993	0	0	993
East Park Apartments - Sioux Falls, SD	12/1/2012	0	0	0	1,584	0	1,584
Sycamore Village Apartments - Sioux Falls, SD	12/1/2012	0	0	0	891	0	891
Monticello Village Apartments - Monticello, MN	3/1/2013	0	0	0	3,130	0	3,130
Summary of Debt due after 2013		0	0	0	0	218,063	218,063
Sub-Total Multi-Family Residential		$46,596	$28,195	$16,434	$5,605	$218,063	$314,893

Commercial Office
Mendota Center I - Mendota Heights, MN(6)	11/1/2009(2)	$3,772	$0	$0	$0	$0	$3,772	(7)
Mendota Center II - Mendota Heights, MN(6)	11/1/2009(2)	6,040	0	0	0	0	6,040	(7)
Mendota Center III - Mendota Heights, MN(6)	11/1/2009(2)	3,531	0	0	0	0	3,531	(7)
Mendota Center IV - Mendota Heights, MN(6)	11/1/2009(2)	4,584	0	0	0	0	4,584	(7)
American Corporate Center - Mendota Heights, MN(6)	11/1/2009(2)	9,513	0	0	0	0	9,513	(7)
Northgate II - Maple Grove, MN	2/1/2010	1,301	0	0	0	0	1,301
Southeast Tech Center - Eagan, MN	2/1/2010	3,521	0	0	0	0	3,521
Westgate I - Boise, ID	2/1/2010	1,884	0	0	0	0	1,884
Westgate II - Boise, ID	2/1/2010	4,612	0	0	0	0	4,612
Brenwood - Minnetonka, MN	10/1/2010	0	7,584	0	0	0	7,584
Nicollet VII - Burnsville, MN	12/1/2010	0	4,060	0	0	0	4,060

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT DETAIL AS OF JULY 31, 2009 (continued)

Property	Maturity Date	Fiscal 2010	Fiscal 2011	Fiscal 2012	Fiscal 2013	Thereafter	Total(1)
Commercial Office - Continued
Dewey Hill Business Center - Edina, MN	1/1/2011	$0	$2,643	$0	$0	$0	$2,643
Plymouth IV - Plymouth, MN	1/1/2011	0	3,241	0	0	0	3,241
Plymouth V - Plymouth, MN	1/1/2011	0	4,664	0	0	0	4,664
Whitewater Plaza - Minnetonka, MN	3/1/2011	0	2,665	0	0	0	2,665
Whitewater Plaza 2nd Mortgage - Minnetonka, MN	3/1/2011	0	1,382	0	0	0	1,382
2030 Cliff Road - Eagan, MN	4/1/2011	0	489	0	0	0	489
Cold Spring Center - St Cloud, MN	4/1/2011	0	4,169	0	0	0	4,169
Pillsbury Business Center - Edina, MN	4/1/2011	0	947	0	0	0	947
Golden Hills Office Center - Golden Valley, MN	7/1/2011	0	0	14,490	0	0	14,490
Wells Fargo Center - St Cloud, MN	7/1/2011	0	0	6,830	0	0	6,830
Interlachen Corp Center - Eagan, MN	10/11/2011	0	0	9,814	0	0	9,814
Bloomington Business Plaza - Bloomington, MN	12/1/2011	0	0	4,266	0	0	4,266
Wirth Corporate Center - Golden Valley, MN	2/1/2012	0	0	4,201	0	0	4,201
Summary of Debt due after 2013		0	0	0	0	256,517	256,517
Sub-Total Commercial Office		$38,758	$31,844	$39,601	$0	$256,517	$366,720

Commercial Medical
Edina 6545 France SMC I - Edina, MN	1/1/2011	$0	$21,887	$0	$0	$0	$21,887
Edina 6525 France SMC II - Edina, MN	6/1/2011	0	0	9,778	0	0	9,778
Edina 6405 France Medical - Edina, MN	1/1/2012	0	0	9,273	0	0	9,273
Edina 6363 France Medical - Edina, MN	4/1/2012	0	0	8,114	0	0	8,114
Fox River Cottages - Grand Chute, WI	5/1/2012	0	0	0	2,297	0	2,297
Summary of Debt due after 2013		0	0	0	0	196,931	196,931
Sub-Total Commercial Medical		$0	$21,887	$27,165	$2,297	$196,931	$248,280

Commercial Industrial
Waconia Industrial Building - Waconia, MN	8/2/2009(5)	$1,118	$0	$0	$0	$0	$1,118
Metal Improvement Co - New Brighton, MN	10/1/2009(5)	1,203	0	0	0	0	1,203
Lexington Commerce Center - Eagan, MN	2/1/2010	2,832	0	0	0	0	2,832
Eagan 2785 & 2795 Highway 55 - Eagan, MN	6/1/2011	0	0	3,758	0	0	3,758
Stone Container - Roseville, MN	2/1/2012	0	0	4,122	0	0	4,122
Minnetonka 13600 Cty Rd 62 - Minnetonka, MN	2/27/2012	0	0	2,488	0	0	2,488
Dixon Avenue Industrial Park - Des Moines, IA	1/1/2013	0	0	0	7,728	0	7,728
Bloomington-2000 West 94th Street - Bloomington, MN	3/1/2013	0	0	0	4,054	0	4,054
Roseville-2929 Long Lake Road - Roseville, MN	3/1/2013	0	0	0	5,962	0	5,962
Summary of Debt due after 2013		0	0	0		29,866	29,866
Sub-Total Commercial Industrial		$5,153	$0	$10,368	$17,744	$29,866	$63,131

Commercial Retail
Rochester Maplewood Square - Rochester, MN	8/1/2009(4)	$3,517	$0	$0	$0	$0	$3,517
Minot Arrowhead Shopping Center 2nd Mortgage - Minot, ND	8/23/2009(5)	2,193	0	0	0	0	2,193
Grand Forks MedPark Mall - Grand Forks, ND	3/1/2010	2,886	0	0	0	0	2,886
Minot Plaza - Minot, ND	8/1/2010	0	629	0	0	0	629
Kentwood Thomasville Furniture - Kentwood, MI	2/1/2011	0	487	0	0	0	487
Summary of Debt due after 2013		0	0	0	0	52,969	52,969
Sub-Total Commercial Retail		$8,596	$1,116	$0	$0	$52,969	$62,681

Total		$99,103	$83,042	$93,568	$25,646	$754,346	$1,055,705

(1)	Totals given are principal balances as of July 31, 2009.
(2)	Refinancing closed on August 3, 2009.
(3)	Loan paid in full on August 3, 2009, loan commitment received, refinancing pending.
(4)	Loan paid in full at maturity.
(5)	Loan commitment received, refinancing pending.
(6)	IRET’s ownership interest in these properties is 51%. IRET’s 49% joint venture partner is obligated on the mortgage debt in proportion to its ownership interest.
(7)	Includes the 49% share of IRET’s joint venture partner.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	07/31/2009		04/30/2009		01/31/2009		10/31/2008		07/31/2008
Equity Capitalization
Common shares outstanding	63,788		60,304		59,127		58,713		58,202
Operating partnership (OP) units outstanding	20,837		20,838		21,184		21,287		21,293
Total common shares and OP units outstanding	84,625		81,142		80,311		80,000		79,495
Market price per common share (closing price at end of period)	$9.31		$9.25		$9.95		$9.88		$10.50
Equity capitalization-common shares and OP units	$787,859		$750,564		$799,094		$790,400		$834,698
Recorded book value of preferred shares	$27,317		$27,317		$27,317		$27,317		$27,317
Total equity capitalization	$815,176		$777,881		$826,411		$817,717		$862,015

Debt Capitalization
Total mortgage debt	$1,055,705		$1,070,158		$1,068,127		$1,066,113		$1,068,267
Total capitalization	$1,870,881		$1,848,039		$1,894,538		$1,883,830		$1,930,282

Total debt to total capitalization	0.56:1		0.58:1		0.56:1		0.57:1		0.55:1

Earnings to fixed charges(1)	1.18	x	1.20	x	1.13	x	1.16	x	1.15	x
Earnings to combined fixed charges and preferred distributions(1)	1.14	x	1.16	x	1.09	x	1.13	x	1.12	x
Debt service coverage ratio(1)	1.39	x	1.42	x	1.39	x	1.41	x	1.40	x

Distribution Data
Common shares and units outstanding at record date	84,280		80,323		80,018		79,566		79,116
Total common distribution paid	$14,370		$13,656		$13,562		$13,445		$13,332
Common distribution per share and unit	$.1705		$0.1700		$0.1695		$0.1690		$0.1685
Payout ratio (FFO per share and unit basis)(1)	85.3%		81.0%		89.2%		80.5%		84.3%

(1)	See Definitions on page 24.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES NET OPERATING INCOME SUMMARY
(in thousands)

	Stabilized Properties(1)
	Three Months Ended July 31,
Segment	2009	2008	% Change
Multi-Family Residential	$9,483	$9,659	(1.8%)
Commercial Office	11,733	11,365	3.2%
Commercial Medical	9,789	9,091	7.7%
Commercial Industrial	2,340	2,362	(0.9%)
Commercial Retail	2,368	2,337	1.3%
	$35,713	$34,814	2.6%

1.	For 1st Quarter Fiscal 2010 and 1st Quarter Fiscal 2009, stabilized properties excluded:

Multi-Family Residential -
Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND; Thomasbrook Apartments, Lincoln, NE; Evergreen Apartments, Isanti, MN; 401 South Main, Minot, ND and IRET Corporate Plaza, Minot, ND.
Total number of units, 409. Occupancy % for the three months ended July 31, 2009, 91.2%.

Commercial Office -
Bismarck 715 E Broadway, Bismarck, ND; 401 South Main, Minot, ND; IRET Corporate Plaza, Minot, ND and 12 South Main Street, Minot, ND.
Total square footage, 82,986. Occupancy % for the three months ended July 31, 2009, 20.2%.

Commercial Medical -	2828 Chicago Avenue, Minneapolis, MN. Total square footage, 56,239. Occupancy % for the three months ended July 31, 2009, 71.8%.

Commercial Industrial -	Minnetonka 13600 County Road 62, Minnetonka, MN. Total square footage, 69,984. Occupancy % for the three months ended July 31, 2009, 100%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended July 31, 2009
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$18,274	$21,119	$13,315	$3,253	$3,459	$0	$59,420
Non-Stabilized	809	47	403	142	0	0	1,401
Total	19,083	21,166	13,718	3,395	3,459	0	60,821

Real estate expenses
Stabilized(1)	8,791	9,386	3,526	913	1,091	0	23,707
Non-Stabilized	443	61	167	38	0	0	709
Total	9,234	9,447	3,693	951	1,091	0	24,416

Net Operating Income (NOI)
Stabilized(1)	9,483	11,733	9,789	2,340	2,368	0	35,713
Non-Stabilized	366	(14)	236	104	0	0	692
Net operating income	$9,849	$11,719	$10,025	$2,444	$2,368	$0	$36,405

Reconciliation of NOI to net income (loss) available to common shareholders
Interest expense	$(5,043)	$(5,895)	$(4,380)	$(1,004)	$(967)	$(112)	$(17,401)
Depreciation/amortization	(3,711)	(5,684)	(3,547)	(922)	(705)	(74)	(14,643)
Administrative, advisory and trustee fees	0	0	0	0	0	(1,487)	(1,487)
Other expenses	0	0	0	0	0	(434)	(434)
Other income	0	0	0	0	0	129	129
Net income (loss)	1,095	140	2,098	518	696	(1,978)	2,569
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(73)	(73)
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(479)	(479)
Net income (loss) attributable to Investors Real Estate Trust	1,095	140	2,098	518	696	(2,530)	2,017
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,095	$140	$2,098	$518	$696	$(3,123)	$1,424

For 1st Quarter Fiscal 2010 and 1st Quarter Fiscal 2009, stabilized properties excluded:

Multi-Family Residential -
Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND; Thomasbrook Apartments, Lincoln, NE; Evergreen Apartments, Isanti, MN; 401 South Main, Minot, ND and IRET Corporate Plaza, Minot, ND.
Total number of units, 409. Occupancy % for the three months ended July 31, 2009, 91.2%.

Commercial Office -
Bismarck 715 E Broadway, Bismarck, ND; 401 South Main, Minot, ND; IRET Corporate Plaza, Minot, ND and 12 South Main Street, Minot, ND.
Total square footage, 82,986. Occupancy % for the three months ended July 31, 2009, 20.2%.

Commercial Medical -	2828 Chicago Avenue, Minneapolis, MN. Total square footage, 56,239. Occupancy % for the three months ended July 31, 2009, 71.8%.

Commercial Industrial -	Minnetonka 13600 County Road 62, Minnetonka, MN. Total square footage, 69,984. Occupancy % for the three months ended July 31, 2009, 100%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended July 31, 2008
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$18,133	$20,805	$12,853	$3,096	$3,477	$0	$58,364
Non-Stabilized	468	1	13	0	0	0	482
Total	18,601	20,806	12,866	3,096	3,477	0	58,846

Real estate expenses
Stabilized(1)	8,474	9,440	3,762	734	1,140	0	23,550
Non-Stabilized	250	4	0	0	0	0	254
Total	8,724	9,444	3,762	734	1,140	0	23,804

Net Operating Income (NOI)
Stabilized(1)	9,659	11,365	9,091	2,362	2,337	0	34,814
Non-Stabilized	218	(3)	13	0	0	0	228
Net operating income	$9,877	$11,362	$9,104	$2,362	$2,337	$0	$35,042

Reconciliation of NOI to net income (loss) available to common shareholders
Interest (expense) income	$(4,945)	$(5,979)	$(4,304)	$(960)	$(1,038)	$338	$(16,888)
Depreciation/amortization	(3,473)	(5,492)	(3,140)	(859)	(742)	(61)	(13,767)
Administrative, advisory and trustee fees	0	0	0	0	0	(1,331)	(1,331)
Other expenses	0	0	0	0	0	(362)	(362)
Other income	0	0	0	0	0	248	248
Net income (loss)	1,459	(109)	1,660	543	557	(1,168)	2,942
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	63	63
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(647)	(647)
Net income (loss) attributable to Investors Real Estate Trust	1,459	(109)	1,660	543	557	(1,752)	2,358
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,459	$(109)	$1,660	$543	$557	$(2,345)	$1,765

1.	For 1st Quarter Fiscal 2009, non-stabilized properties included:

Multi-Family Residential -
Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND and Thomasbrook Apartments, Lincoln, NE.
Total number of units, 292. Occupancy % for the three months ended July 31, 2009, 85.1%.

Commercial Office -	401 South Main, Minot, ND. Total square footage, 8,443. Occupancy % for the three months ended July 31, 2009, 0.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES AND OVERALL ECONOMIC OCCUPANCY LEVELS BY SEGMENT
1st Quarter Fiscal 2010 vs. 1st Quarter Fiscal 2009

Segments	Stabilized Properties		All Properties
	1st Quarter	1st Quarter	1st Quarter	1st Quarter
	Fiscal 2010	Fiscal 2009	Fiscal 2010	Fiscal 2009
Multi-Family Residential	91.1%	92.5%	91.1%	92.3%
Commercial Office	88.5%	89.1%	87.9%	89.1%
Commercial Medical	94.1%	96.5%	93.4%	96.5%
Commercial Industrial	89.8%	96.8%	90.1%	96.8%
Commercial Retail	85.5%	86.6%	85.5%	86.6%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three months ended July 31, 2009

	Three Months Ended July 31, 2009
	New(1)	Renew(2)	1st Quarter Fiscal 2010 Total
Gross Leasing Square Footage
Commercial Office	17,540	168,601	186,141
Commercial Medical	13,730	8,065	21,795
Commercial Industrial	0	92,901	92,901
Commercial Retail	25,549	43,928	69,477
Total	56,819	313,495	370,314

Weighted Average Term (yrs)
Commercial Office	2.9	3.4	3.3
Commercial Medical	5.5	3.5	4.1
Commercial Industrial	0.0	5.8	5.8
Commercial Retail	5.3	2.8	3.4
All Segments	4.1	3.4	3.6

Weighted Average Rental Rate Increases(3)
Rate on Expiring Leases
Commercial Office			$14.90
Commercial Medical			22.00
Commercial Industrial			0.00
Commercial Retail			12.24
All Segments			$15.33

Weighted Average Rate on New and Renewal Leases(3)
Commercial Office	$7.17	$11.56	$11.15
Commercial Medical	19.35	21.58	20.18
Commercial Industrial	0.00	3.21	3.21
Commercial Retail	7.50	4.18	5.40
All Segments	$10.26	$8.31	$8.61

Percentage Increase (Decrease)
Commercial Office			(25.2%)
Commercial Medical			(8.3%)
Commercial Industrial			0.0%
Commercial Retail			(55.9%)
All Segments			(43.8%)

(1)	Excluding leases in place on date of acquisition.
(2)	Renewing leases are not necessarily leases expiring in that period. Expansion footage for renewing tenants is included in this column.
(3)	Net of estimated operating expenses, other than tenant improvements.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three months ended July 31, 2009

	1st Quarter Fiscal 2010 Total
	New	Renew	Total Dollars
Tenant Improvements
Commercial Office	$198,061	$198,315	$396,376
Commercial Medical	78,664	130,126	208,790
Commercial Industrial	0	71,400	71,400
Commercial Retail	348,988	6,295	355,283
Subtotal	$625,713	$406,136	$1,031,849

Tenant Improvements per square foot
Commercial Office	$11.29	$1.18	$2.13
Commercial Medical	5.73	16.13	9.58
Commercial Industrial	0.00	0.77	0.77
Commercial Retail	13.66	0.14	5.11
All Segments	$11.01	$1.30	$2.79

Leasing Costs
Commercial Office	$43,960	$291,640	$335,600
Commercial Medical	41,190	20,886	62,076
Commercial Industrial	0	81,789	81,789
Commercial Retail	205,955	72,437	278,392
Subtotal	$291,105	$466,752	$757,857

Leasing Costs per square foot
Commercial Office	$2.51	$1.73	$1.80
Commercial Medical	3.00	2.59	2.85
Commercial Industrial	0.00	0.88	0.88
Commercial Retail	8.06	1.65	4.01
All Segments	$5.12	$1.49	$2.05

Tenant Improvements and Leasing Costs
Commercial Office	$242,021	$489,955	$731,976
Commercial Medical	119,854	151,012	270,866
Commercial Industrial	0	153,189	153,189
Commercial Retail	554,943	78,732	633,675
Total	$916,818	$872,888	$1,789,706

Tenant Improvements and Leasing Costs per square foot
Commercial Office	$13.80	$2.91	$3.93
Commercial Medical	8.73	18.72	12.43
Commercial Industrial	0.00	1.65	1.65
Commercial Retail	21.72	1.79	9.12
All Segments	$16.14	$2.78	$4.83

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
MULTI-FAMILY RESIDENTIAL SUMMARY

	Three Months Ended
	07/31/2009	04/30/2009	01/31/2009	10/31/2008	07/31/2008
Number of Units	9,645	9,645	9,645	9,564	9,528
Average Investment Per Unit	$56,298	$56,130	$55,082	$54,303	$53,919

Average Scheduled Rent per Unit
Stabilized	$711.11	$711.22	$708.32	$705.53	$700.43
Non-Stabilized	714.34	703.02	655.12	648.90	647.89
	$711.24	$710.63	$704.75	$701.98	$697.18

Total Receipts per Unit
Stabilized	$659.51	$671.29	$679.54	$682.32	$657.09
Non-Stabilized	659.37	620.95	590.39	598.48	536.68
	$659.50	$667.67	$673.55	$677.06	$649.63
Occupancy %
Stabilized	91.1%	93.1%	94.5%	95.1%	92.8%
Non-Stabilized	91.2%	87.1%	88.9%	92.6%	84.1%
	91.1%	92.7%	94.2%	94.9%	92.3%

Operating Expenses as a % of Scheduled Rent
Stabilized	44.6%	43.6%	45.9%	44.2%	43.5%
Non-Stabilized	50.6%	52.6%	53.4%	47.9%	47.5%
Total	44.9%	44.3%	46.4%	44.4%	43.7%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)
as of July 31, 2009

Tenant	Number of Properties	Average Remaining Lease Term in Months	% of Total Commercial Segments’ Minimum Rents	Aggregate Rentable Square Feet	% of Aggregate Occupied Square Feet
Affiliates of Edgewood Vista	19	235	9.8%	909,591	8.8%
St. Lukes Hospital of Duluth, Inc.	6	72	3.4%	198,775	1.9%
Fairview Health	8	42	2.4%	175,419	1.7%
Applied Underwriters	3	91	2.2%	141,724	1.4%
Best Buy Co., Inc. (NYSE: BBY)	2	16	1.9%	224,650	2.2%
HealthEast Care System	1	115	1.7%	114,316	1.1%
UGS Corp.	1	25	1.6%	122,567	1.2%
Microsoft (NASDAQ: MSFT)	1	49	1.5%	122,040	1.2%
Smurfit - Stone Container (NASDAQ: SSCC)(2)	2	47	1.4%	424,147	4.1%
Arcadis Corporate Services (NASDAQ: ARCAF)	2	24	1.4%	82,725	0.8%
Total/Weighted Average		102	27.3%	2,515,954	24.4%

(1)	See Definitions on page 24.
(2)
Smurfit-Stone Container has filed bankruptcy under Chapter 11 of the Bankruptcy Code. To date Smurfit is current on all base rent payments under its leases with us. We have been notified by the bankruptcy court that Smurfit – Stone Container has assumed both of its leases with us.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LEASE EXPIRATIONS
as of July 31, 2009

Fiscal Year	Number of Leases	Rentable Square Feet	% of Rentable Square Feet	Annualized Rent *	Average Rental Rate	% of Annualized Rent
Commercial Office
2010	46	275,751	6.6%	$3,107,411	$11.27	5.8%
2011	70	693,633	16.6%	8,953,520	12.91	16.6%
2012	56	805,282	19.2%	11,212,924	13.92	20.8%
2013	33	510,007	12.2%	6,498,092	12.74	12.0%
2014	33	509,283	12.2%	6,876,643	13.50	12.7%
2015 and thereafter	62	1,387,368	33.2%	17,349,958	12.51	32.1%
	300	4,181,324	100.0%	$53,998,548	$12.91	100.0%

Commercial Medical
2010	18	54,645	2.5%	$1,040,185	$19.04	2.7%
2011	16	63,417	2.9%	1,133,542	17.87	2.9%
2012	30	102,335	4.7%	2,090,550	20.43	5.4%
2013	18	68,391	3.1%	1,262,589	18.46	3.2%
2014	24	160,399	7.4%	3,305,442	20.61	8.5%
2015 and thereafter	88	1,731,476	79.4%	30,048,307	17.35	77.3%
	194	2,180,663	100.0%	$38,880,615	$17.83	100.0%

Commercial Industrial
2010	5	195,031	7.3%	$758,739	$3.89	7.6%
2011	15	1,072,579	40.3%	3,599,289	3.36	35.8%
2012	5	381,157	14.3%	1,213,844	3.18	12.1%
2013	3	214,335	8.1%	1,073,159	5.01	10.7%
2014	5	169,396	6.4%	786,164	4.64	7.8%
2015 and thereafter	8	628,714	23.6%	2,611,195	4.15	26.0%
	41	2,661,212	100.0%	$10,042,390	$3.77	100.0%

Commercial Retail
2010	32	162,238	13.7%	$1,019,888	$6.29	10.6%
2011	50	275,475	23.3%	2,658,854	9.65	27.6%
2012	33	239,591	20.2%	1,374,477	5.74	14.2%
2013	15	70,528	5.9%	469,298	6.65	4.9%
2014	19	64,677	5.5%	745,105	11.52	7.7%
2015 and thereafter	29	371,528	31.4%	3,374,460	9.08	35.0%
	178	1,184,037	100.0%	$9,642,082	$8.14	100.0%

Commercial Total
2010	101	687,665	6.7%	$5,926,223	$8.62	5.3%
2011	151	2,105,104	20.6%	16,345,205	7.76	14.5%
2012	124	1,528,365	15.0%	15,891,795	10.40	14.1%
2013	69	863,261	8.5%	9,303,138	10.78	8.3%
2014	81	903,755	8.8%	11,713,354	12.96	10.4%
2015 and thereafter	187	4,119,086	40.4%	53,383,920	12.96	47.4%
	713	10,207,236	100.0%	$112,563,635	$11.03	100.0%

* Annualized Rent is monthly scheduled rent as of July 31, 2009 (cash basis), multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2010 ACQUISITION SUMMARY
as of July 31, 2009

The Company had no acquisitions or development projects placed in service in the first quarter of fiscal year 2010.

Definitions
July 31, 2009

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain/loss from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure. EBITDA as calculated by us is not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as net income (computed in accordance with generally accepted accounting principles, excluding gains/losses from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.  We consider FFO to be a standard supplemental measure for equity real estate investment trusts because it facilitates an understanding of the operating performance of properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly distribution rate per common share and unit divided by quarterly FFO per share and unit.

Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations before adjustments for noncontrolling interests, plus fixed charges and preferred distributions, less capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations before adjustments for noncontrolling interests, plus fixed charges and preferred distributions, less capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Stabilized properties are those properties owned for the entirety of both periods being compared.  While results presented on a stabilized property basis are not determined in accordance with GAAP, management believes that measuring performance on a stabilized property basis is useful to investors and to management because it enables evaluation of how the Company’s properties are performing year over year.